UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

SANSWIRE CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-235332	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (786) 288-0717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

On December 17, 2010, Sanswire Corp. issued a press release announcing that it has reached a settlement with the U.S. Securities and Exchange Commission (the “SEC”) resolving the previously-disclosed lawsuit against GlobeTel Communications Corp. (“GlobeTel,” now Sanswire), without admitting or denying the allegations in the SEC’s complaint, as is consistent with standard SEC practice.  The settlement relates to allegations of fraud and other wrongdoing by former management of GlobeTel dating back to 2002.

The SEC’s complaint filed on May 2, 2008 in the U.S. District Court for the Southern District of Florida against GlobeTel and three former officers alleged that GlobeTel engaged in actions that violated certain federal securities laws and SEC rules, including the antifraud provisions, by recording revenue on the basis of fraudulent invoices created by several individuals formerly employed by GlobeTel who were in charge of its wholesale telecommunications business.

Under the terms of the settlement, the Company is required to pay a civil penalty of $300,000. As previously disclosed, the funds to pay the civil penalty were placed in escrow by the Company in June 2010. Further, the Company consented to a permanent injunction against future violations of Sections 5(a), 5(c) and 17(a) of the Securities Act of 1933, as amended (the “Securities Act”) and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder.  The Company also has agreed to perform certain undertakings, including retaining a Chief Financial Officer, establishing and securing board members for an independent Audit Committee of the Board of Directors and retaining an Audit Committee Financial Expert for the Board, to enhance its disclosure controls, processes and practices. The failure of the Company to fulfill any such undertaking could result in the SEC’s petitioning the Court for an order for the Company to pay a penalty of $1.3 million plus interest. On December 16, 2010, the U.S. District Court for the Southern District of Florida was advised of the settlement and dismissed all claims against GlobeTel without prejudice.

A copy of the press release is filed as Exhibit 99.1 to this Current Report.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  The information in Exhibit 99.1 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanswire Corp.
(Registrant)

Date: December 17, 2010	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer